                         Countersigned and Registered:

                                        FIRST UNION NATIONAL BANK

                         By                                     Transfer Agent
                                                                and Registrar,


                                                          Authorized Signature

SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER


                            [TEMPLATE SOFTWARE LOGO]

T
                            TEMPLATE SOFTWARE, INC.
COMMON STOCK                                                 CUSIP 879788 10 7

                                           SEE REVERSE FOR CERTAIN DEFINITIONS

          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA


THIS certifies that




is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF Template Software, Inc. (the "Corporation"), a Virginia corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:
                            [TEMPLATE SOFTWARE SEAL]

 /s/ Andrew B. Ferrentino                         /s/ E. Linwood Pearce
        Secretary                                 Chief Executive Officer

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                            TEMPLATE SOFTWARE, INC.

        The shares represented by this certificate are issued subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

        The Corporation will furnish without charge to each stockholder who so requests, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class which the Corporation is authorized to issue, the differences in the relative rights and preferences between the shares of each such series of preferred stock to the extent they have been set, and the authority of the Board of Directors of the Corporation set the relative rights and preferences of subsequent series of preferred stock. Such requests shall be made in writing to the Secretary of the Corporation.

  The following abbreviations when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common          UNIF TRANSFERS MIN ACT -_______Custodian_______
                                                                (Cust)         (Minor)
TEN ENT - as tenants by the entireties        under Uniform Transfers to Minors Act

JT TEN  - as joint tenants with right
          of survivorship and not as                   ------------------------
          tenants in common                                       (State)


     Additional abbreviations may also be used though not in the above list

     For value received, ________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------

-------------------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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-------------------------------------------------------------------------Shares
of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint
                      ---------------------------------------------------------

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Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution.

Dated
     -----------------------------------------
                                                -------------------------------
                                                Signature:

                                                -------------------------------
                                                Signature:
In the presence of:
                   ---------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





BANKNOTE CORP. OF AMERICA WALL ST.